UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2013

GLOBAL VISION HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54050	27-2553082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19200 Von Karman, 6th Floor, Irvine, CA		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 281-6438
Registrant’s Fax Number, Including Area Code: (949) 281-3801

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on April 24, 2013, Global Vision Holdings, Inc. issued a promissory note to JMJ Financial having principal amount of up to $500,000 for up to $450,000 in consideration with a ten percent original issue discount (the “Note”). Initially, the Note was funded as to $50,000. On August 14, 2013, an additional $25,000 was drawn down under the Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL VISION HOLDINGS, INC.

Date: August 20, 2013	By:	/s/ Glen W. Carnes
Name: Glen W. Carnes Title: Chief Executive Officer

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